UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) May 10, 2004



                               Simtek Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction                       File Number)               Identification #)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
                     ---------------------------------------
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Information and Required FD Disclosure

     Press release dated May 10, 2004, "Simtek Reports First Quarter 2004 Financial Results." A copy of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)   Exhibits.

           Exhibit Number    Description
           --------------    -----------

                99.1 Press release, dated May 10, 2004, with respect to First Quarter 2004 Financial Results

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SIMTEK CORPORATION


May 10, 2004                    By:   /s/Douglas Mitchell
                                    --------------------------------------------
                                    Douglas Mitchell
                                    Chief Executive Officer, President and
                                    Chief Financial Officer (acting)

                                  EXHIBIT INDEX



Exhibit Number        Description
--------------        -----------

      99.1 Press release, dated May 10, 2004, with respect to First Quarter 2004 Financial Results